UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 18, 2016 (August 15, 2016)

Date of Report (Date of earliest event reported)

HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Commission file number : 1-34073

Maryland	31-0724920
(State of incorporation)	(I.R.S. Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)

(614) 480-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective August 16, 2016, pursuant to the Agreement and Plan of Merger, dated as of January 25, 2016 (the “Merger Agreement”), by and among Huntington Bancshares Incorporated, a Maryland corporation (“Huntington” or the “Company”), West Subsidiary Corporation, an Ohio corporation and a wholly owned subsidiary of Huntington (“Merger Sub”), and FirstMerit Corporation, an Ohio corporation (“FirstMerit”), Merger Sub merged with and into FirstMerit (the “Merger”), with FirstMerit as the surviving corporation in the Merger. Immediately after the Merger, FirstMerit merged with and into Huntington (the “Second Step Merger”, and together with the Merger, the “Mergers”), with Huntington as the surviving corporation in the Second Step Merger. Following the Mergers, FirstMerit’s wholly owned bank subsidiary, FirstMerit Bank, National Association (“FirstMerit Bank”), merged with and into Huntington’s wholly owned bank subsidiary, The Huntington National Bank (the “Bank Merger”), with The Huntington National Bank as the surviving entity in the Bank Merger.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of FirstMerit common stock, without par value (other than shares owned by FirstMerit as treasury stock or otherwise owned by FirstMerit or Huntington, with certain exceptions provided in the Merger Agreement) was converted into the right to receive (i) 1.72 shares of Huntington common stock, par value $0.01 per share, and (ii) $5.00 in cash (the “Merger Consideration”). Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Second Step Merger (the “Second Effective Time”), each share of 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, without par value and with a liquidation preference of $1,000 per share, of FirstMerit was converted into the right to receive a share of 5.875% Series C Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $1,000 per share, of Huntington (“New Huntington Preferred Stock”). At the Effective Time, certain FirstMerit equity awards vested and were settled based on the Merger Consideration, and certain FirstMerit equity awards were converted into equity awards in respect of Huntington common stock as adjusted to reflect the transaction, in each case, as provided for in the Merger Agreement.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Huntington’s Current Report on Form 8-K filed on January 28, 2016 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

In connection with the Mergers, pursuant to a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of August 16, 2016, by and among Huntington, FirstMerit, and Wells Fargo Bank, National Association (the “Trustee”), as trustee, Huntington assumed FirstMerit’s rights, duties, and obligations under the Subordinated Indenture, dated as of February 4, 2013, by and between FirstMerit and the Trustee and the First Supplemental Indenture, dated as of February 4, 2013, by and between FirstMerit and the Trustee, under which FirstMerit had issued $250 million principal amount of its 4.350% Subordinated Notes due 2023.

Item 3.03.	Material Modifications to Rights of Security Holders.

In connection with the Mergers, on August 15, 2016, Huntington filed articles supplementary to its charter (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”), establishing the rights, preferences, privileges, qualifications, restrictions and limitations of New Huntington Preferred Stock. At the Second Effective Time, Huntington issued 100,000 shares of New Huntington Preferred Stock, represented by 4,000,000 depositary shares, as described below.

The New Huntington Preferred Stock ranks, with respect to the payment of dividends and distributions upon liquidation, dissolution or winding-up, (1) on a parity with (A) Huntington’s 8.50% Series A Non-Cumulative Perpetual Convertible Preferred Stock, par value of $0.01 and liquidation value per share of $1,000, (B) Huntington’s Floating Rate Series B Non-Cumulative Perpetual Preferred Stock, par value of $0.01 and liquidation value per share of $1,000, (C) Huntington’s 6.250% Series D Non-Cumulative Perpetual Preferred Stock, par value $0.01 and liquidation value per share of $1,000, and (D) each class or series of preferred stock Huntington may issue in the future the terms of which expressly provide that such class or series will rank on a parity with the New Huntington Preferred Stock as to dividend rights and rights on liquidation, winding up and dissolution of Huntington and (2) senior to Huntington’s common stock and each other class or series of preferred stock Huntington may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the New Huntington Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of Huntington (collectively, the “junior securities”).

Under the terms of the New Huntington Preferred Stock, with certain limited exceptions, if Huntington has not declared and paid or set aside for payment full quarterly dividends on the New Huntington Preferred Stock for a particular dividend period, it may not declare or pay dividends on, or redeem, purchase or acquire, its common stock or other junior securities during the next succeeding dividend period.

In connection with the issuance of New Huntington Preferred Stock, Huntington entered into a Deposit Agreement (the “Deposit Agreement”), dated as of August 15, 2016, by and among Huntington, Computershare Inc. and Computershare Trust Company, N.A. (the “Depositary”), jointly acting as depositary. Pursuant to the Deposit Agreement, at the Second Effective Time, Huntington issued 4,000,000 depositary shares each representing 1/40th interest in a share of the New Huntington Preferred Stock (the “Depositary Shares”).

The foregoing description of the terms of the New Huntington Preferred Stock and the Depositary Shares is qualified in its entirety by reference to the full text of the Articles Supplementary, which were filed as Exhibit 3.12 to Huntington’s Registration Statement on Form 8-A filed on August 15, 2016 and are incorporated by reference herein, and the Deposit Agreement, which was filed as Exhibit 4.3 to Huntington’s Registration Statement on Form 8-A filed on August 15, 2016 and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Under the terms of the Merger Agreement, at the Effective Time, Lizabeth Ardisana, Robert S. Cubbin, Gina D. France, and J. Michael Hochschwender, former directors of FirstMerit, were appointed as directors of Huntington. J. Michael Hochschwender has been appointed to serve on the Community Development Committee of the board of directors. The committees to which the other new directors will be appointed have not yet been determined. The new directors will participate in Huntington’s standard compensation arrangements for non-employee directors as described in Huntington’s Definitive Proxy Statement filed on March 10, 2016.

Item 5.03.	Amendments to Certificate of Incorporation or By-Laws; Change in Fiscal Year.

On August 15, 2016, in connection with the Mergers, Huntington filed the Articles Supplementary with the Maryland Department, which became effective upon the acceptance of the Articles Supplementary for record by the Maryland Department, supplementing Huntington’s charter by establishing the newly authorized New Huntington Preferred Stock consisting of 100,000 authorized shares. A description of the Articles Supplementary is contained in the section captioned “Description of New Huntington Preferred Stock” in Huntington’s Registration Statement on Form S-4 (File No. 333-209962) filed on March 4, 2016 (as amended by Pre-Effective Amendments No. 1 and 2 filed on April 6, 2016 and April 27, 2016, respectively) and is incorporated by reference herein. The Articles Supplementary were filed as Exhibit 3.12 to Huntington’s Registration Statement on Form 8-A filed on August 15, 2016 and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheet of FirstMerit as of December 31, 2015, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the year ended December 31, 2015, the notes related thereto and the Report of Ernst & Young LLP, independent registered public accounting firm, dated February 22, 2016, were filed as Exhibit 99.1 to Huntington’s Current Report on Form 8-K filed on March 9, 2016 and are incorporated by reference herein.

The unaudited consolidated balance sheet of FirstMerit as of June 30, 2016, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the three months and six months ended June 30, 2016, and the notes related thereto were filed as Exhibit 99.2 to Huntington’s Current Report on Form 8-K filed on August 1, 2016 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Huntington and FirstMerit as of June 30, 2016, unaudited pro forma condensed combined statement of income of Huntington and FirstMerit for the year ended December 31, 2015 and for the six months ended June 30, 2016, and the notes related thereto were filed as Exhibit 99.3 to Huntington’s Current Report on Form 8-K filed on August 1, 2016 and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 25, 2016, by and among Huntington Bancshares Incorporated, FirstMerit Corporation, and West Subsidiary Corporation (incorporated by reference to Exhibit 2.1 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on January 28, 2016)*

3.1	Articles Supplementary of Huntington Bancshares Incorporated, effective as of August 15, 2016 (incorporated by reference to Exhibit 3.12 to Huntington Bancshares Incorporated’s Registration Statement on Form 8-A filed on August 15, 2016)

4.1	Form of Certificate Representing the 5.875% Series C Non-Cumulative Perpetual Preferred Stock (incorporated by reference to Exhibit 4.5 to Huntington Bancshares Incorporated’s Registration Statement on Form 8-A filed on August 15, 2016)

4.2	Deposit Agreement, dated as of August 15, 2016, by and among Huntington Bancshares Incorporated and Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.3 to Huntington Bancshares Incorporated’s Registration Statement on Form 8-A filed on August 15, 2016)

4.3	Form of Depositary Receipt Representing the Depositary Shares (included as part of Exhibit 4.2)

4.4	Instruments defining the rights of holders of long-term debt will be furnished to the Securities and Exchange Commission upon request.

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated balance sheet of FirstMerit Corporation as of December 31, 2015, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the year ended December 31, 2015, the notes related thereto and the Report of Ernst & Young LLP, independent registered public accounting firm, dated February 22, 2016 (incorporated by reference to Exhibit 99.1 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on March 9, 2016)

99.2	Unaudited Consolidated balance sheet of FirstMerit Corporation as of June 30, 2016, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the three months and six months ended June 30, 2016, and the notes related thereto (incorporated by reference to Exhibit 99.2 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on August 1, 2016)

99.3	Unaudited pro forma condensed combined balance sheet of Huntington Bancshares Incorporated and FirstMerit Corporation as of June 30, 2016, unaudited pro forma condensed combined statement of income of Huntington Bancshares Incorporated and FirstMerit Corporation for the year ended December 31, 2015 and for the six months ended June 30, 2016, and the notes related thereto (incorporated by reference to Exhibit 99.3 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on August 1, 2016)

*	Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and Huntington agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

By:	/s/ Richard A. Cheap
Richard A. Cheap
Secretary

Date: August 18, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 25, 2016, by and among Huntington Bancshares Incorporated, FirstMerit Corporation, and West Subsidiary Corporation (incorporated by reference to Exhibit 2.1 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on January 28, 2016)*

3.1	Articles Supplementary of Huntington Bancshares Incorporated, effective as of August 15, 2016 (incorporated by reference to Exhibit 3.12 to Huntington Bancshares Incorporated’s Registration Statement on Form 8-A filed on August 15, 2016)

4.1	Form of Certificate Representing the 5.875% Series C Non-Cumulative Perpetual Preferred Stock (incorporated by reference to Exhibit 4.5 to Huntington Bancshares Incorporated’s Registration Statement on Form 8-A filed on August 15, 2016)

4.2	Deposit Agreement, dated as of August 15, 2016, by and among Huntington Bancshares Incorporated and Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.3 to Huntington Bancshares Incorporated’s Registration Statement on Form 8-A filed on August 15, 2016)

4.3	Form of Depositary Receipt Representing the Depositary Shares (included as part of Exhibit 4.2)

4.4	Instruments defining the rights of holders of long-term debt will be furnished to the Securities and Exchange Commission upon request.

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated balance sheet of FirstMerit Corporation as of December 31, 2015, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the year ended December 31, 2015, the notes related thereto and the Report of Ernst & Young LLP, independent registered public accounting firm, dated February 22, 2016 (incorporated by reference to Exhibit 99.1 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on March 9, 2016)

99.2	Unaudited Consolidated balance sheet of FirstMerit Corporation as of June 30, 2016, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the three months and six months ended June 30, 2016, and the notes related thereto (incorporated by reference to Exhibit 99.2 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on August 1, 2016)

99.3	Unaudited pro forma condensed combined balance sheet of Huntington Bancshares Incorporated and FirstMerit Corporation as of June 30, 2016, unaudited pro forma condensed combined statement of income of Huntington Bancshares Incorporated and FirstMerit Corporation for the year ended December 31, 2015 and for the six months ended June 30, 2016, and the notes related thereto (incorporated by reference to Exhibit 99.3 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on August 1, 2016)

*	Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and Huntington agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.